UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 Emperor Boulevard, Suite 400

Durham, North Carolina 27703

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (919) 237-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On or after September 13, 2022, representatives of Aerie Pharmaceuticals, Inc. (the “Company”) may present to various investors the information described in the slides attached to this report as Exhibit 99.1 hereto, which is hereby incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Company Overview Presentation dated September 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: September 13, 2022	By:	/s/ Peter Lang
Peter Lang
Chief Financial Officer